SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 26, 2002
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                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                   001-11906               22-2378738
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY                              07004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-1819
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.     OTHER EVENTS.

     The sale of the registrant's silicon wafer fab manufacturing operation in Milpitas, California to Silicon Microstructures, Inc. was consummated on July 29, 2002. The Asset Purchase Agreement dated July 12, 2002 by and among Elmos Semiconductor AG, Silicon Microstructures, Inc., Measurement Specialties, Inc., and IC Sensors Inc. is attached as Exhibit 10.1.

     On July 26, 2002, the registrant issued the press release attached as
Exhibit  99.1.

     On July 31, 2002, the registrant issued the press release attached as
Exhibit  99.2.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following exhibits are filed herewith:

EXHIBIT NO.        DESCRIPTION
-----------        -----------

Exhibit 10.1 Asset Purchase Agreement dated July 12, 2002 by and among Elmos Semiconductor AG, Silicon Microstructures, Inc., Measurement Specialties, Inc., and IC Sensors Inc.

Exhibit  99.1      Press Release of Measurement Specialties, Inc. dated July 26,
                   2002.

Exhibit  99.2      Press Release of Measurement Specialties, Inc. dated July
                   31, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEASUREMENT SPECIALTIES, INC.

Date:  August 2, 2002         By:  /s/ Joseph R. Mallon, Jr.
                                   --------------------------------
                                   Joseph R. Mallon, Jr.
                                   Chairman


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